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                                                                   EXHIBIT 10.26


                               THIRD AMENDMENT TO

                    AMENDED AND RESTATED MANAGEMENT AGREEMENT



         This Third Amendment to Amended and Restated Management Agreement (this "Third Amendment") is made and entered into as of this 27th day of February, 2002, by and among 909 North Michigan Avenue Corporation, a Delaware corporation, in its capacity as successor-by-assignment to Westin Hotel Company, a Delaware corporation, (in such capacity, "Westin"), The Westin Chicago Limited Partnership, a Delaware limited partnership (the "Hotel Partnership"), 909 North Michigan Avenue Corporation, a Delaware corporation, in its capacity as general partner of the Hotel Partnership; (in such capacity, the "Hotel General Partner"), and Westin Hotels Limited Partnership, a Delaware limited partnership ("WHLP").

                                    RECITALS

1. Westin, the Hotel Partnership, the Hotel General Partner and WHLP are parties to that certain Amended and Restated Management Agreement dated August 21, 1986 (as amended from time to time, the "Management Agreement") pertaining to the management of the hotel located at 909 N. Michigan Avenue, Chicago, Illinois, currently known as The Westin Michigan Avenue (the "Hotel").

2. Westin, the Hotel Partnership, the Hotel General Partner and WHLP previously entered into that certain First Amendment to Amended and Restated Management Agreement, dated as of June 2, 1994, (the "First Amendment") providing that the Fund for Capital Improvements be held in the name of an escrow agent, if required by any lender of the Hotel Partnership, for the benefit of the Hotel Partnership and such lender, and modifying the Base Management Fee.

3. Westin, the Hotel Partnership, the Hotel General Partner, and WHLP previously entered into that certain Second Amendment to Amended and Restated Management Agreement, dated as of September 1, 1999, (the "Second Amendment") providing for the amendment of the Management Agreement to facilitate the sale of the Hotel and the sale of the hotel currently known as The Westin St. Francis (the "St. Francis Hotel") located on Union Square in San Francisco, California by clarifying certain ambiguities that arise under the Management Agreement following a sale of the Hotel or the St. Francis Hotel.

4. The Hotel General Partner and the general partner of WHLP have determined that it is in the best interests of WHLP, the Hotel Partnership and the limited partners of WHLP to cause the Management Agreement to be amended as set forth below to correct an error as to the effective date of the Second Amendment.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Effectiveness of the Second Amendment. Pursuant to this Third Amendment, the Second Amendment shall be deemed to have become effective upon the earlier of
(i) the sale of the
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Hotel by the Hotel Partnership or (ii) the sale of the St. Francis Hotel by The
Westin St. Francis Limited Partnership.

2. Defined Terms. Capitalized terms used but not otherwise defined in this Third Amendment shall have the meaning given in the Management Agreement.

3. Full Force and Effect. Except as specifically set forth above, the Management Agreement shall remain unmodified and in full force and effect.

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         IN WITNESS WHEREOF, the parties have hereunto executed this Third
Amendment as of the date first referenced above.


                              WESTIN:

                              909 North Michigan Avenue Corporation, a
                              Delaware corporation, successor-by-assignment to Westin Hotel Company

                              By:       /s/ Theodore W. Darnall
                                   ---------------------------------------------
                              Name:         Theodore W. Darnall
                              Title:        President

                              HOTEL GENERAL PARTNER:

                              909 North Michigan Avenue Corporation, a
                              Delaware corporation

                              By:       /s/ Theodore W. Darnall
                                   ---------------------------------------------
                              Name:         Theodore W. Darnall
                              Title:        President

                              HOTEL PARTNERSHIP:

                              The Westin Chicago Limited Partnership, a
                              Delaware limited partnership

                                       By:  909 North Michigan Avenue
                                            Corporation, General Partner

                                            By:      /s/ Theodore W. Darnall
                                                --------------------------------
                                            Name:        Theodore W. Darnall
                                            Title:       President

                              WHLP:

                              Westin Hotels Limited Partnership, a Delaware limited partnership

                                       By:  Westin Realty Corp., General Partner

                                            By:      /s/ Theodore W. Darnall
                                                --------------------------------
                                            Name:        Theodore W. Darnall
                                            Title:       President




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